UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

US Foods Holding Corp.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
US FOODS HOLDING CORP.
2023 Annual Meeting Vote by May 17, 2023 11:59 PM ET

US FOODS HOLDING CORP. 9399 WEST HIGGINS ROAD SUITE 100 ROSEMONT, IL 60018

V05127-P84248

You invested in US FOODS HOLDING CORP. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on May 18, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 18, 2023 9:00 AM (CDT) Virtually at: www.virtualshareholdermeeting.com/USFD2023

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:

1a.	Cheryl A. Bachelder	For
1b.	James J. Barber, Jr.	For
1c.	Robert M. Dutkowsky	For
1d.	Scott D. Ferguson	For
1e.	David E. Flitman	For
1f.	Marla Gottschalk	For
1g.	Sunil Gupta	For
1h.	Carl Andrew Pforzheimer	For
1i.	Quentin Roach	For
1j.	David M. Tehle	For
1k.	David A. Toy	For
1l.	Ann E. Ziegler	For
2.	To approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in the proxy statement.	For
3.	To recommend, on an advisory basis, the frequency of future advisory votes on executive compensation.	Year
4.	To approve an amendment to our Restated Certificate of Incorporation to add a federal forum selection provision.	For
5.	To approve an amendment to our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation and to remove obsolete provisions.	For
6.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2023.	For
7.	A stockholder proposal on a policy regarding limitations on accelerated vesting of performance-based share awards of senior executive officers upon a change in control, if properly presented at the Annual Meeting.	Against
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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V05128-P84248